UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 14, 2008
(Date of earliest event reported)
FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On August 14, 2008, Ford Motor Company (“Ford”) entered into an Equity Distribution Agreement with Goldman, Sachs & Co. (“Goldman”) pursuant to which Goldman will act as Ford’s sales agent with respect to an offering over time and from time to time of up to $500,000,000 of Ford Common Stock. Proceeds from the sale of the Common Stock pursuant to the Equity Distribution Agreement will be used to purchase from time to time outstanding debt securities of Ford Motor Credit Company LLC in open market or privately negotiated transactions. The Equity Distribution Agreement is attached hereto as Exhibit 99, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 99	Equity Distribution Agreement dated August 14, 2008 between Ford Motor Company and Goldman, Sachs & Co.	Filed with this Report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)
Date: August 14, 2008	By:	/s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Corporate Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99	Equity Distribution Agreement dated August 14, 2008 between Ford Motor Company and Goldman, Sachs & Co.